SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO.     )

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VALUE EQUITY TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) filing Proxy Statement, if other than Registrant)

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February     , 2003

Dear Shareholder:

Your fund and certain other funds within the Scudder Investments family of funds are holding shareholder meetings at which shareholders will be asked to approve new advisory and sub-advisory agreements.

On September 27, 2002, Deutsche Bank AG (“Deutsche Bank”) agreed to sell the portion of its investment management business that focuses on index products to Northern Trust Investments, Inc. (“NTI”), a subsidiary of Northern Trust Corporation. As part of this sale, many of Deutsche Bank’s investment professionals with expertise in index strategies, including the “enhanced index” strategy pursued by your fund, will become employees of NTI. We are therefore proposing that you approve NTI as a sub-advisor for your fund. Deutsche Investment Management Americas Inc. (“DeIM”), a wholly-owned subsidiary of Deutsche Bank, would continue to serve as investment advisor and administrator to your fund and would supervise the services provided by NTI. Your fund would incur no additional cost as a result of this change.

In addition, we are asking you to approve a new advisory agreement between DeIM, the current advisor, and your fund. The new advisory agreement would contain a specific provision allowing DeIM to delegate its advisory duties to an unaffiliated sub-advisor. The new advisory agreement is otherwise substantially identical to your fund’s current advisory agreement.

For your convenience, we’ve provided a question and answer section that gives a brief overview of these proposals. The enclosed proxy statement provides additional detail. Please read these materials carefully.

Your fund’s Board of Trustees, including all of the Independent Trustees, unanimously recommends that you vote in favor of each proposal. In addition, please be assured that approval of the proposals would not affect:

•	The number of shares you own or the value of those shares.

•	Your fund’s investment objective or policies.

•	The advisory fees paid by your fund. (NTI’s sub-advisory fees would be paid by DeIM.)

To vote, simply complete the enclosed proxy card—be sure to sign and date it—and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time by voting over the Internet or by telephone as described on your proxy card.

Your vote is very important to us. If we do not hear from you, our proxy solicitor may contact you. Thank you for your response and for your continued investment.

Respectfully,

William Glavin

President, Value Equity Trust

The attached proxy statement contains more detailed information about the proposals. Please read it carefully.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management Investment Services Ltd. and Scudder Trust Company.

Q&A

QUESTIONS AND ANSWERS

Q: What is the purpose of this proxy solicitation?

A: The purpose of this proxy solicitation is to ask you:

■	to approve an investment sub-advisory agreement for your fund between Deutsche Investment Management Americas Inc. (“DeIM”) and Northern Trust Investments, Inc. (“NTI”); and

■	to approve a new investment advisory agreement between your fund and DeIM.

Q: Why am I being asked to approve a new sub-advisory agreement?

A: On September 27, 2002, Deutsche Bank AG, the parent company of DeIM, entered into an agreement with Northern Trust Corporation (“Northern Trust”) under which Deutsche Bank agreed to sell the portion of its business that focuses on index-related products to NTI, a subsidiary of Northern Trust. The transaction was completed January 31, 2003.

As part of this transaction, many of DeIM’s investment professionals with expertise in the “enhanced index” strategies used by your fund became employees of NTI, and DeIM has agreed that it will not provide these types of services following the closing of the transaction (DeIM temporarily will continue to provide advisory services to your fund under the current advisory agreement until the new sub-advisory agreement is approved). As a result, your fund needs to hire another organization to provide investment advisory services.

The portfolio managers recently appointed to manage your fund are among those who have become employees of NTI. DeIM and NTI have advised your fund’s Board of Trustees that if the sub-advisory agreement is approved, these same individuals would continue to be responsible for the management of your fund at NTI and would continue to use substantially the same investment process. Accordingly, DeIM has recommended that NTI be hired as a sub-advisor for your fund and your fund’s Board of Trustees agreed.

Q&A  continued

Q: Why am I being asked to approve a new advisory agreement?

A: The new advisory agreement will contain a specific provision allowing DeIM to delegate some or all of its duties under the advisory agreement to an unaffiliated sub-advisor such as NTI, but is otherwise substantially identical to the current advisory agreement. This change would facilitate the appointment of NTI as sub-advisor for your fund if shareholders approve the new sub-advisory agreement with NTI.

Q: Will the investment advisor to my fund remain the same?

A: Yes. Under the proposed new advisory agreement, DeIM will remain the advisor to your fund. If the proposed advisory and sub-advisory agreements are approved, DeIM will supervise the sub-advisory services provided to your fund by NTI to ensure that shareholders continue to receive the same quality of advisory services.

Q: Will my investment advisory fees remain the same? Is anything else changing?

A: The investment advisory fee rate charged by DeIM will remain the same. The fees proposed to be paid to NTI for its sub-advisory services will be paid by DeIM, not by your fund. In addition, approval of the proposals will not affect your fund’s investment objective or policies, or the number of shares you own or the value of those shares.

Q: What does my fund’s Board of Trustees recommend?

A: The Board of Trustees of your fund, including all of the “Independent Trustees” (those who are not affiliated with DeIM), unanimously recommends that shareholders of the fund vote ‘FOR’ the approval of the new advisory and sub-advisory agreements.

The Board considered a number of factors in determining to recommend approval of the new advisory and sub-advisory agreements. The Board considered that many of DeIM’s investment personnel with expertise employing the “enhanced index” strategy pursued by the fund have become employees of NTI as part of Deutsche Bank’s agreement with Northern Trust. In this regard, the Board considered that the fund’s recently appointed portfolio managers are expected to continue managing the fund at NTI and to continue using substantially the same investment process as that currently used to manage the fund. The Board also considered that the investment advisory and other fees paid by the fund will not change as a result of implementing the new agreements.

Q&A  continued

Q: What happens if shareholders do not approve the proposals?

A: If the new advisory agreement and sub-advisory agreement are not approved by shareholders, DeIM temporarily will continue to provide advisory services to your fund under the current advisory agreement. However, Deutsche Bank’s agreement with Northern Trust effectively restricts DeIM’s ability to directly provide the investment management services required by your fund on an ongoing basis. As a result, if shareholders do not approve the proposals, the fund’s Board of Trustees will need to consider alternate arrangements for management of the fund.

Q: Will my fund pay for the proxy solicitation and legal costs associated with this solicitation?

A: No, DeIM will bear these costs.

Q: How can I vote?

A: You can vote in any one of the following ways:

■	Over the Internet or by telephone, following the instructions on the enclosed proxy card;

■	By mail, by signing the enclosed proxy card and returning it in the envelope provided; or

■	In person at the special meeting.

We encourage you to vote over the Internet or by telephone, as this will speed the recording of your vote and help to reduce solicitation costs.

Q: Whom should I call with questions?

A: Please call Georgeson Shareholder Communications, Inc. at 1-866-665-4743 with any additional questions about the proxy statement or the procedures to be followed to execute and deliver a proxy.

The attached proxy statement contains more detailed information about the proposals. Please read it carefully.

VALUE EQUITY TRUST

Scudder Select 500 Fund

Two International Place

Boston, Massachusetts 02110-4103

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held March 17, 2003

A special meeting of shareholders of Value Equity Trust (the “Trust”), with respect to its series, Scudder Select 500 Fund (the “Fund”), will be held at the offices of Deutsche Asset Management, Two International Place, 13th Floor, Boston, Massachusetts 02110-4103 on March 17, 2003 at [4.00] p.m. (Eastern time) (the “Special Meeting”). The Trust is an open-end management investment company, organized under the laws of the Commonwealth of Massachusetts. The Trust is comprised of the Fund and several other series which are not addressed in the accompanying proxy statement (“Proxy Statement”).

The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and more fully described under the corresponding proposals in the Proxy Statement (the “Proposals”), and such other matters as may properly come before the Special Meeting or any adjournments thereof:

Proposal I:	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Deutsche Investment Management Americas Inc. (“DeIM”).

Proposal II:	To approve an investment sub-advisory agreement for the Fund between DeIM and Northern Trust Investments, Inc.

The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournment thereof.

The close of business on December 18, 2002 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

The Board of Trustees of the Fund unanimously recommends that shareholders vote FOR the Proposals.

This notice and related proxy material are first being mailed to shareholders of the Fund on or about February    , 2003. This proxy is being solicited on behalf of the Board Fund’s of Trustees.

By Order of the Board of Trustees,

John Millette,

Secretary

Boston, Massachusetts

February     , 2003

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE  VOTING BY TELEPHONE OR THROUGH THE  INTERNET). NO POSTAGE NEED BE AFFIXED  IF THE PROXY CARD IS MAILED  IN THE UNITED STATES.

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS, INC. AT 1-866-665-4743.

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted “FOR” the approval of a new investment advisory agreement with Deutsche Investment Management Americas Inc.; “FOR” the approval of an investment sub-advisory agreement between Deutsche Investment Management Americas Inc. and Northern Trust Investments, Inc.; and, in the discretion of the persons appointed as proxies, with respect to any other business that may properly arise at the special meeting or any adjournments thereof. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to mailing the proxy card to vote, you may vote shares that are registered in your name, as well as shares held in “street name” through a broker, via the internet or telephone.

See your proxy card for instructions for internet or telephone voting.

If we do not receive your voting instructions, our proxy solicitor, Georgeson Shareholder Communications, Inc., may contact you. Our proxy solicitor will remind you to vote your shares and will offer to record your vote over the phone if you choose to vote in that manner.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts:    Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts:    Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.  All Other Accounts:    The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

VALUE EQUITY TRUST

SCUDDER SELECT 500 FUND

Two International Place

Boston, Massachusetts 02110-4103

PROXY STATEMENT FOR THE SPECIAL MEETING

OF SHAREHOLDERS

March 17, 2003

This proxy statement (“Proxy Statement“) is being furnished in connection with the solicitation by the Board of Trustees of Value Equity Trust (the “Trust“) with respect to its series, Scudder Select 500 Fund (the “Fund“), of proxies to be used at the special meeting of shareholders of the Trust to be held at the offices of Deutsche Asset Management, Two International Place, 13th Floor, Boston, Massachusetts 02110-4103 on March 17, 2003 at [4:00] p.m. (Eastern time) and at any adjournments thereof (the “Special Meeting“). This Proxy Statement and accompanying proxy card (“Proxy“) are expected to be mailed to shareholders on or about February    , 2003.

For simplicity, actions are described in this Proxy Statement as being taken by the Fund, which is a series of the Trust, although all actions are actually taken by the Trust on behalf of the Fund. See “Background.”

The Fund is comprised of five classes of shares (Class A, Class B, Class C, Class AARP and Class S), each with its own expense structure. However, since the proposals (the “Proposals“) presented in this Proxy Statement uniformly affect each class, shareholders of each class will vote together as a single class, and each share, regardless of its class, has equal weight.

The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and described more fully under the corresponding proposals (the “Proposals”) discussed herein, and such other matters as may properly come before the meeting or any adjournments thereof:

PROPOSAL I:	To approve a new investment advisory agreement (a “New Advisory Agreement“) between the Trust, on behalf of the Fund, and Deutsche Investment Management Americas Inc. (“DeIM“).

PROPOSAL II:	To approve an investment sub-advisory agreement (a “New Sub-Advisory Agreement“) for the Fund between DeIM and Northern Trust Investments, Inc. (“NTI“).

The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

VOTING INFORMATION

Notice of the Special Meeting and a Proxy accompany this Proxy Statement. In addition to solicitations made by mail, solicitations may also be made by telephone, through the internet or in person by officers or employees of the Fund and certain financial services firms and their representatives, who will receive no extra compensation for their services. All costs of solicitation will be borne by DeIM, the investment advisor for the Fund, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund’ shares, (c) payment to Georgeson Shareholder Communications, Inc. (“Georgeson“), a proxy solicitation firm, for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies. Georgeson has been engaged to assist in the solicitation of proxies for the Fund at an estimated total cost of $[5,000]. However, the exact cost will depend on the amount and types of services rendered. If the Fund records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted. A shareholder may revoke a Proxy voted by telephone or through the internet at any time prior to its exercise by (a) attending the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) or  (b) executing a superseding Proxy in the same manner as his/her original Proxy.

In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the Proposals listed on the proxy card and ask for the shareholder’s instructions on each Proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Georgeson will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

The most recent Annual Reports of the Fund, containing audited financial statements for the fiscal year ended February 28, 2002, as well as the most recent Semi-Annual Reports succeeding the Annual Reports of the Fund (each, a “Report”), have previously been furnished to the Fund’s shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Trust [c/o Scudder Investments, 222 South Riverside Plaza, Chicago, Illinois 60606] or by calling, for Class A, B, C and S shares, 1-800-621-1048 and, for Class AARP shares, 1-800-253-2277. The Reports are also available, for Class A, B and C shares, on the Scudder Investments website at www.scudder.com; for Class S shares, at myScudder.com; and, for Class AARP shares, at aarp.scudder.com.

If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of the Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted “FOR“ the approval of the Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a written notice of revocation to the Trust’s secretary (the “Secretary“). To be effective, such revocation must be received by the Secretary prior to the Special Meeting. Merely attending the Special Meeting without voting will not revoke a prior Proxy.

Deutsche Bank Trust Company Americas (formerly Bankers Trust Company) (“Deutsche Bank Trust“) may vote any shares in accounts as to which Deutsche Bank Trust has voting authority which are not otherwise represented in person or by proxy at the Special Meeting. Accordingly, for each Proposal and for any other matter that may properly come before the Special Meeting, if Deutsche Bank Trust votes shares of the Fund over which it has voting discretion, it will do so in accordance with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries.

In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote “FOR“ any proposal in favor of an adjournment and will vote those Proxies required to be voted “AGAINST“ any such Proposal against any adjournment. A shareholder vote may be taken on one or more of the Proposals, or on any other matter that may properly come before the Special Meeting, prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of, for the Trust, [a majority] [one-third] of the outstanding shares of the Trust entitled to vote at the Special Meeting, i.e., for purposes of the Proposals, a majority of the outstanding shares of the Fund. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes“ (that is, Proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See “Vote Required“ for a further discussion of abstentions and broker non-votes.)

Shareholders of record at the close of business on December 18, 2002 (the “Record Date“) are entitled to notice of, and to vote at, the Special Meeting. The number of shares of each class of the Fund that were issued and outstanding as of the Record Date is set forth in Exhibit A to this Proxy Statement.

[Only one package containing a Proxy Statement will be delivered to shareholders of the Fund sharing an address, unless the Fund has received contrary instructions from one or more of such shareholders. The Fund will deliver promptly, upon written or oral request, a separate copy of the Proxy Statement to a shareholder at a shared address to which a single copy of the Proxy Statement was delivered. A shareholder can notify the Fund that the shareholder wishes to receive a separate copy of this Proxy Statement by calling, for Class A, B, C and S Shares, 1-800-621-1048 and, for AARP shares, 1-800-253-2277, or by writing to the Trust [c/o Scudder Investments, 222 South Riverside Plaza, Chicago, Illinois 60606]. Shareholders can notify the Fund that they wish, in the future, to receive multiple copies of a proxy statement or annual or semi-annual report for different shareholders at the same address, or that they wish to receive a single copy of a proxy statement or annual or semi-annual reports if they are receiving multiple copies of proxy statements or annual or semi-annual reports for different shareholders at the same address, in the same manner.]

In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the internet):

•	indicate your instructions on the Proxy;

•	date and sign the Proxy; and

•	mail the Proxy promptly in the enclosed envelope.

Instructions for voting by telephone or through the internet are included on the Proxy enclosed with this Proxy Statement.

Beneficial Ownership of Shares of the Fund

Exhibit B to this Proxy Statement sets forth information as of the Record Date regarding the beneficial ownership of the Fund’s shares by the only persons known by the Fund to beneficially own more than 5% of the outstanding shares of the Fund. [Collectively, the Trustees and executive officers of the Trust own less than 1% of the Fund’s outstanding shares.] The number of shares beneficially owned is determined under rules of the Securities and Exchange Commission (the “Commission“), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Exhibit B. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

Background

Trust and Fund Structure.    The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. As indicated earlier, the Trust is comprised of the above Fund and three other series, the Scudder Large Company Value Fund, Scudder Select 1000 Growth Fund and Value Fund, which are not addressed in this Proxy Statement. DeIM, located at 345 Park Avenue, New York, New York 10154, acts as the investment advisor to the Fund pursuant to the terms of an investment management agreement with the Trust (the “Current Advisory Agreement“). Pursuant to the Current Advisory Agreement, DeIM currently acts as the Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits any of its officers and employees to serve without compensation as trustees and officers of the Trust (if elected to such position). DeIM pays the ordinary office expenses of the Trust and the compensation and expenses of all officers and executive employees of the Fund and all Trustees who are affiliated with DeIM. If the New Advisory Agreement and New Sub-Advisory Agreement are approved, DeIM will also supervise the provision of sub-advisory services to the Fund by NTI.

Information About the Transaction.    On September 27, 2002, Deutsche Bank AG (“Deutsche Bank“) and NTI entered into an agreement whereby Deutsche Bank would sell its global passive equity, enhanced equity and passive fixed income businesses to NTI. Deutsche Bank determined to sell its passive investment business in order to focus on active investment management. The sale to NTI encompasses all of Scudder Investment’s passive investment business in the Americas, Europe and the Far East. The sale was completed on January 31, 2003 (the “Closing Date”).

This sale and certain other matters pertaining thereto was completed pursuant to the terms of the Sale and Purchase Agreement, dated as of September 27, 2002, among Deutsche Bank, The Northern Trust Company (solely for purposes of its guarantee of payment and performance of NTI’s obligations under the Sale and Purchase Agreement and certain other ancillary agreements) and NTI (the “Sale and Purchase Agreement”), a Transition Services and Set-up Agreement, dated as of the Closing Date, between Deutsche Bank and NTI (the “Transition Services Agreement”), and a Preferred Provider Agreement, dated as of the Closing Date, between Deutsche Bank, the investment management division of the Deutsche Bank Group (the “DB Group”) and NTI (the “Preferred Provider Agreement”).

The Transition Services Agreement.    Pursuant to the terms of the Transition Services Agreement, Deutsche Bank and NTI have agreed, among other things, that, for that period of time beginning on the Closing Date and ending as of the execution of the New Sub-Advisory Agreement, any investment advisory personnel who currently provide services to the Fund under the Current Advisory Agreement, and who became employees of NTI on the Closing Date, will be made available to DeIM in order to assist DeIM in fulfilling its management obligations to the Fund pursuant to the Current Advisory Agreement. Upon the execution of the New Sub-Advisory Agreement, the terms of the Transition Services Agreement relating to these employees will terminate and these individuals will remain employees of NTI and are anticipated to continue to provide services to the Fund under the New Sub-Advisory Agreement.

Preferred Provider Agreement.    Subject to any required approvals of a board of directors or trustees or shareholders, or other applicable legal (other than contractual) or fiduciary obligations of any member of the DB Group, and subject to certain exceptions, for a period of five years from the Closing Date NTI will be the preferred provider for Deutsche Bank and the DB Group over other third party providers for the provision of services including, but not limited to, those proposed to be provided to the Fund under the New Advisory Agreement and the New Sub-Advisory Agreement. The Preferred Provider Agreement provides that, to the extent consistent with its fiduciary duties and applicable law, any Deutsche Bank entity serving as advisor to a registered investment company will recommend to the board of directors or trustees of such registered investment company that NTI serve as sub-adviser with respect to any global passive equity, enhanced equity and passive fixed income investment management and investment advisory products and services, and similar services provided to such registered investment company.

Sale and Purchase Agreement—Non-compete Provision.    The Sale and Purchase Agreement provides in part that, for a period of five years after the Closing Date, Deutsche Bank will not, and will not permit any person or entity that, directly or indirectly, it controls, including DeIM, to, directly or indirectly, provide certain investment management services, including the passive index management services provided to the Fund under the Current Advisory Agreement and proposed to be provided by NTI under the New Sub-Advisory Agreement, absent certain exceptions, or solicit the members of the passive index management team who currently provide services to the Fund under the Current Advisory Agreement, and who are now employees of NTI (the “Non-compete Provision”). However, the Sale and Purchase Agreement further provides, in part, that, notwithstanding the Non-compete Provision, DeIM may continue to serve as investment advisor for certain funds (including the Fund) for which NTI serves as sub-advisor pursuant to a sub-advisory agreement (including the New Sub-Advisory Agreement). Thus, if shareholders approve Proposal II, DeIM will continue to serve as investment advisor to the Fund and will supervise the provision of sub-advisory services to the Fund by NTI. The Non-compete Provision does not and would not prevent the Fund from terminating the New Sub-Advisory Agreement with NTI (or terminating a sub-advisory agreement with any future sub-advisor), under which circumstances DelM would continue as advisor to the Fund and recommend to the Fund’s Board of Trustees that the Board consider approval of a sub-advisory agreement with another prospective sub-advisor, so long as the Fund can retain another sub-advisor which, in the judgment of DelM and the Board of Trustees, is capable of providing to the Fund the necessary advisory services to be provided to the Fund pursuant to the New Sub-Advisory Agreement.

For information about Northern Trust Corporation (“Northern Trust”), the parent company of NTI, and NTI, see “The Proposed Sub-Advisor“ under Proposal II.

Other Information.    On April 5, 2002, Deutsche Bank acquired 100% of US-based asset manager Zurich Scudder Investments, Inc. (“Scudder“). Upon the closing of this transaction, Scudder became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. The combined organization is, as of December 31, 2001, the fourth largest asset manager in the world, with approximately $742 billion in assets under management as of September 30, 2002. Effective August 19, 2002, the Deutsche Asset Management funds were combined with the Scudder family of funds under the Scudder Investments brand. The Deutsche Asset Management family of funds and the Scudder Funds have been integrated into a single fund complex, the

Scudder Investments family of funds, with the investment operations of Scudder becoming part of an integrated global investment operation serving Deutsche Asset Management’s clients worldwide.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides that an investment advisor of a registered investment company or any of its affiliated persons may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such investment advisor, which results in the assignment of an investment advisory contract with the investment company, as long as two conditions are satisfied.

First, during the three (3) year period immediately following the transaction, at least 75% of the members of the Board of Trustees must not be “interested persons“ of the current or successor advisor within the meaning of the 1940 Act. At least 75% of the current members of the Board are not “interested persons“ of DeIM or NTI.

Second, no “unfair burden“ may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden“ includes any arrangement during the two (2) year period after the change in control whereby the investment advisor (or predecessor or successor advisor), or any “interested person“ (as defined in the 1940 Act) of such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services).

As described above, Deutsche Bank has sold its passive investment management businesses to NTI. While DeIM did not assign its Current Advisory Agreement with the Fund to NTI in connection with this sale, it is proposing to delegate extensive responsibilities with respect thereto to NTI as provided for in the New Sub-Advisory Agreement. Accordingly, the Sale and Purchase Agreement provides that Deutsche Bank will use its reasonable best efforts to ensure the satisfaction of the conditions set forth in Section 15(f) of the 1940 Act, including the requirement that no ‘unfair burden’ (as defined in Section 15(f)(1)(B) of the 1940 Act) be imposed on the Fund. Further, pursuant to the Sale and Purchase Agreement, NTI has agreed (a) for a period of three years after the Closing Date, not to recommend or advise the Board of Trustees to change its composition such that less than 75% of the Board of Trustees are not ‘interested persons’ of DeIM or NTI and (b) for a period of two years after the Closing Date, not to itself impose upon the Fund an ‘unfair burden’ as a result of the transactions contemplated by the agreement between Deutsche Bank and Northern Trust, or any terms, conditions or understandings applicable thereto, whether express or implied. However, nothing in the Sale and Purchase Agreement requires NTI to accept or receive less than the sub-advisory fee to be paid to NTI by DeIM pursuant to the New Sub-Advisory Agreement, or to waive or reimburse any such fees.

Proposal I: Approval of a New Advisory Agreement

The New Advisory Agreement contains a specific provision authorizing DeIM, subject to approval by shareholders of the Fund of a sub-advisory agreement with the proposed sub-advisor, to delegate some or all of its duties under the New Advisory Agreement to non-affiliated sub-advisors, such as NTI. The New Advisory Agreement is otherwise identical to the Current Advisory Agreement in all material respects. See “The New Advisory Agreement.” Approval of this Proposal I would facilitate the appointment of NTI as sub-advisor to the Fund, as contemplated by Proposal I.

The Advisory Agreement

The Current Advisory Agreement.    DeIM currently serves as investment advisor to the Fund (as discussed earlier) pursuant to the Current Advisory Agreement. The Current Advisory Agreement was initially approved by the Board of Trustees, including a majority of those members of the Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or DeIM (the “Independent Trustees”) and was approved by the shareholders of the Fund on March 28, 2002.

If the New Advisory Agreement and New Sub-Advisory Agreement are approved, DeIM will continue to serve as investment advisor to the Fund pursuant to the New Advisory Agreement. However, it will delegate many of its duties under the New Advisory Agreement to NTI and will supervise the provision of sub-advisory services to the Fund by NTI.

Exhibit C to this Proxy Statement lists: (i) the date of the Current Advisory Agreement; and (ii) the most recent date on which the Current Advisory Agreement was approved by the Board of Trustees, including a majority of the Independent Trustees of the Trust, and the Fund’s shareholders.

The New Advisory Agreement.    If approved, the New Advisory Agreement will remain in effect for an initial term ending September 30, 2003 (unless sooner terminated), and will remain in effect from year to year thereafter if approved annually by (1) the Board of Trustees or the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act; see “Vote Required” below) of the Fund and  (2) a majority of the Independent Trustees who are not parties to such agreement, cast in person at a meeting called for such purpose.

The form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit D. The discussion of the New Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to Exhibit D. The New Advisory Agreement contains a specific provision authorizing DeIM, subject to approval by shareholders of the Fund of a sub-advisory agreement with the proposed sub-advisor, to delegate some or all of its duties under the New Advisory Agreement to a non-affiliated sub-advisor. The New Advisory Agreement is otherwise identical to the Current Advisory Agreement except for the dates of execution, effectiveness and initial term. In the event of a delegation, DeIM will continue to supervise the services provided by NTI (or any future sub-advisor(s)) and any such delegation will not relieve DeIM of any of its obligations under the New Advisory Agreement, including, without limitation its obligation to ensure that the Fund’s assets are managed in accordance with the Fund’s prospectus as contemplated by the New Advisory Agreement.

The investment advisory fee rate proposed to be charged to the Fund under the New Advisory Agreement is the same as that charged under the Current Advisory Agreement.

The advisory fee rate paid to DeIM under the Current Advisory Agreement and the advisory fee paid by the Fund for the most recent fiscal year is set forth in Exhibit E to this Proxy Statement.

Management of the Fund

The Advisor.    Under the supervision of the Board of Trustees, DeIM, located at 345 Park Avenue, New York, New York 10154, acts as investment advisor to the Fund. As investment advisor, DeIM currently makes the Fund’s investment decisions. It buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. DeIM is also currently responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeIM is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. If the New Advisory Agreement and the New Sub-Advisory Agreement are approved, DeIM will supervise the provision of sub-advisory services to the Fund by NTI.

In addition to providing investment advisory services to the Fund, DeIM serves as investment advisor to [        ] other investment companies and investment sub-advisor to [        ] other investment companies. As of                          2002, DeIM had approximately $         billion of assets under management. DeIM is an indirect wholly-owned subsidiary of Deutsche Bank.

See Exhibit G to this Proxy Statement for a list of those investment companies that DeIM advises or subadvisers that have investment objectives similar to those of the Fund, together with information regarding the fees charged to those companies.

The principal occupations and business address of each director and principal executive officer of DeIM are set forth in Exhibit H to this Proxy Statement. Each officer and director of the Fund who is an officer, employee, director or shareholder of DeIM is also listed in Exhibit H.

Administrator, Transfer Agent, Custodian and Distributor.    DeIM serves as administrator to the Fund pursuant to an administrative services agreement (the “Administrative Agreement“), pursuant to which DeIM provides or pays others to provide substantially all of the administrative services for the Fund. Scudder Investments Service Company (“SISC“) serves as transfer agent, dividend-paying agent and shareholder servicing agent and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. SISC’s address is 811 Main Street, Kansas City, Missouri, 64105-2005. Pursuant to the Administrative Agreement, DeIM pays SSC for these services. State Street Bank and Trust Company (“State Street“) serves as custodian of the Fund. Scudder Distributors, Inc. (“SDI“) serves as the distributor of the Fund’s shares pursuant to an underwriting and distribution services agreement. SDI’s address is 222 South Riverside Plaza, Chicago, Illinois 60606. It is expected that these services will continue to be provided by the same service providers after approval of the New Advisory Agreement and the New Sub-Advisory Agreement. Exhibit E to this Proxy Statement sets forth the fees paid (a) to DeIM for administrative services provided to the Fund during the most recent fiscal year, (b) to SISC for its services for the most recent fiscal year and (c) to SDI for its services for the most recent fiscal year.

Deutsche Bank.    Deutsche Bank, Aktiengesellschaft, Taunusalage 12, D-60262, Frankfurt am Main, Federal Republic of Germany, is an international commercial and investment banking group and a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

For a discussion of the deliberations of the Board in determining to approve the New Advisory Agreement, see Proposal II.

Proposal II: Approval of a Sub-Advisory Agreement

The New Sub-Advisory Agreement

You are being asked to approve the appointment of NTI as sub-advisor for the Fund pursuant to the terms of the New Sub-Advisory Agreement. The form of the New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit F. A description of the New Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit F.

Under the terms of the proposed New Sub-Advisory Agreement, NTI agrees, subject to the supervision and control of DeIM and the Board of Trustees, to provide the Fund with investment advice and investment management services concerning the investments of the Fund. NTI will, among other things, (a) determine what securities will be purchased, held, sold or reinvested by the Fund and what portion of the Fund’s assets shall be held uninvested in cash and cash equivalents; (b) make its officers and employees available to meet with the officers of DeIM and the Trust’s officers and Trustees on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions; (c) from time to time as the Board of Trustees or DeIM may reasonably request, furnish to DeIM and the Trust’s officers and Trustees reports on portfolio transactions and reports on issuers of securities held by the Fund; (d) provide advice and assistance to DeIM as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes; (e) maintain all accounts, books and records of the Fund required of an investment advisor of a registered investment company pursuant to the 1940 Act and the rules and regulations thereunder, and preserve such records for the periods and in the manner prescribed under the 1940 Act and the rules and regulations thereunder;  (f) maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to the New Sub-Advisory Agreement, including all means for the effecting of securities transactions; (g) permit DeIM, the Trust’s officers and the Trust’s independent public accountants to inspect and audit such records pertaining to the Fund at reasonable times during normal business hours upon due notice; and (h) vote, pursuant to procedures described to the Board of Trustees, all proxies solicited by or with respect to issuers of securities in which the assets of the Fund may be invested from time to time.

If the New Sub-Advisory Agreement is approved, NTI’s fees will be paid by DeIM. The investment advisory fee rate charged to the Fund under the Current Advisory Agreement and the proposed New Advisory Agreement is not proposed to be changed.

Generally.    If approved, the New Sub-Advisory Agreement will remain in effect for an initial term ending September 30, 2003 (unless sooner terminated), and will remain in effect from year to year thereafter if approved annually by (1) the Board of Trustees or the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act; see “Vote Required“ below) of the Fund and (2) a majority of the Independent Trustees who are not parties to such agreement, cast in person at a meeting called for such purpose. The New Sub-Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days’ written notice by DeIM or the Board of Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 120 days’ written notice by NTI to DeIM and the Fund.

NTI is obligated to pay certain expenses associated with providing the services contemplated by the New Sub-Advisory Agreement. Pursuant to the New Sub-Advisory Agreement, NTI’s fee will be payable solely by DeIM. The Fund will have no responsibility for the sub-advisory fees payable to NTI. The services of NTI are not deemed to be exclusive and nothing in the New Sub-Advisory Agreement prevents it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

Under the New Sub-Advisory Agreement, NTI will not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on the recommendation of NTI, if such recommendation is made in good faith; provided that nothing therein shall be construed to protect NTI against any liability to DeIM, the Fund or to its shareholders to which NTI could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of NTI’s reckless disregard of its obligations and duties under the New Sub-Advisory Agreement. However, DeIM will continue to supervise the services provided by NTI (or any future sub-advisor(s)) and the delegation will not relieve DeIM of its obligations under the New Advisory Agreement, including, without limitation, its obligation to ensure that the Fund’s assets are managed in accordance with the Fund’s prospectus, as contemplated by the New Advisory Agreement.

Subject to the provisions of the New Sub-Advisory Agreement and absent instructions from DeIM or the Fund, as investment sub-advisor NTI will have full discretionary authority to place orders for the purchase and sale of securities for the account of the Fund with such brokers and dealers as it may select. In the selection of brokers or dealers and the placing of orders, NTI will seek for the Fund at all times the most favorable best execution and net price available. In assessing the best execution and net price available for any transaction, NTI will consider all factors it deems relevant including, without limitation, the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, the quality of research provided and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis.

Pursuant to the New Sub-Advisory Agreement, NTI will have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at higher commissions to the Fund than another broker may have charged, and NTI will be authorized to place orders for the purchase and sale of securities for the Fund with such brokers upon a good faith determination that the commission paid is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, subject to applicable laws and regulations and review and direction by DeIM and the Board of Trustees from time to time with respect to the extent and continuation of this practice. NTI will provide such information as DeIM or the Board of Trustees from time to time requests concerning the commissions paid by the Fund and research and other services provided to NTI by brokers executing transactions on behalf of the Fund. Further, under the terms of the New Sub-Advisory Agreement, DeIM will have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or brokers and dealers through or with which portfolio transactions on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with DeIM. NTI will refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of DeIM or the Board of Trustees, as the case may be, is obtained. In addition, NTI will not direct portfolio transactions for the Fund with or through NTI or any broker or dealer that is an ‘affiliated person’ of NTI (as defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) without the prior written approval of the Board of Trustees and DeIM and then only as permitted under the 1940 Act.

[There were no affiliated brokerage transactions for the Fund during the Fund’s last fiscal year.]

The Proposed Sub-Advisor.    NTI is a subsidiary of The Northern Trust Company (“TNTC“). NTI is located at 50 South LaSalle Street, Chicago, IL 60675. NTI has managed accounts, including registered investment companies, designed to mirror the performance of the same index as that which the Fund seeks to replicate.

NTI is an Illinois state chartered trust company and an investment advisor registered under the Investment Advisers Act of 1940, as amended. Formed in 1988, it primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of September 30, 2002, NTI had approximately $126.4 billion of assets under management.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust, a bank holding company.

Northern Trust, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of September 30, 2002, administered in various capacities approximately $1.44 trillion of assets, including approximately $293.2 billion of assets under discretionary management. As of such date, Northern Trust and its subsidiaries had approximately $39.7 billion in assets and $24.4 billion in deposits.

See Exhibit I to this Proxy Statement for a list of those investment companies that NTI advises or subadvises that have investment objectives similar to those of the Fund, together with information regarding the fees charged to those companies.

The principal occupations of each director and principal executive officer of NTI are set forth in Exhibit J to this Proxy Statement. The principal business address of each director and principal executive officer as it relates to his or her duties at NTI is 50 South LaSalle Street, Chicago, IL 60675.

If the New Advisory Agreement is approved by the shareholders, that agreement would take effect as described above. If the New Advisory Agreement is not approved by the shareholders, the Board of Trustees will consider what other action, if any, is appropriate based upon the interests of the shareholders.

If the New Sub-Advisory Agreement is approved by the shareholders, that agreement would take effect as described above. If the New Sub-Advisory Agreement is not approved by the shareholders, the Board of Trustees will consider what other action, if any, is appropriate based upon the interests of the shareholders, including consideration of an alternative sub-advisor.

Recommendation of the Board

Your Fund’s Board of Trustees, including all of the Independent Trustees, unanimously approved the New Advisory Agreement and the New Sub-Advisory Agreement at a meeting held on December 10, 2002. Prior to taking such action, DeIM, Northern Trust and NTI provided the Board with such information as the Board deemed reasonably necessary to consider and approve these agreements. Representatives of DeIM and NTI made detailed presentations at a prior meeting of the Board with respect to, among other topics, the organizational structure, operations, assets under management, asset management services, financial conditions, research capabilities, portfolio management approach and investment results of DeIM and NTI, respectively. NTI’s presentation also included materials showing and explaining the correlation of the accounts and registered investment companies NTI manages with the same index used by the Fund. Following these presentations, the Board requested and received additional information regarding the proposed arrangements.

The Board considered a number of factors in determining to approve the New Advisory Agreement and the New Sub-Advisory Agreement and to recommend that Fund shareholders approve these agreements. With respect to the New Sub-Advisory Agreement, one factor the Board considered was that many of DeIM’s investment personnel with expertise in employing the “enhanced index” strategy pursued by the Fund would become employees of NTI as part of Deutsche Bank’s sale of its passive investment businesses to Northern Trust (see “Background – Information About the Transaction”). In this connection, DeIM advised the Board that the Fund’s current portfolio managers, who assumed portfolio management responsibilities on  [December     , 2002], were among those expected to become employees of NTI. DeIM and NTI advised the Board that, if the New Sub-Advisory Agreement was approved, these same individuals would continue to be responsible for management of the Fund at NTI, and would continue to use substantially the same investment process. DeIM also advised the Board that as a result of Deutsche Bank’s non-competition agreement with Northern Trust, DeIM would no longer directly provide the type of investment management services required to manage the Fund after the Closing Date. As a result, the Board considered that approval of the New Sub-Advisory Agreement would allow for substantial continuity of the Fund’s investment process, including the Fund’s recently appointed investment team.

The Board also considered a number of other factors including, among other things, the nature, scope and quality of services that DeIM and NTI would likely provide to the Fund under the New Advisory Agreement and the New Sub-Advisory Agreement, respectively; that the advisory fee rates and other fees paid by the Fund would not change as a result of the implementation of the New Advisory Agreement and the New Sub-Advisory Agreement; the quality and depth of the personnel and organization of NTI and Northern Trust before and after the transaction; the capacities of DeIM and NTI to perform their duties under the New Advisory Agreement and the New Sub-Advisory Agreement, respectively, and their commitment to continue to provide these services in the future; the financial standings of NTI and Northern Trust; and the experience and expertise of DeIM and NTI as investment advisors, both in general, as reflected in their amounts of assets under management and in particular, with respect to NTI, with respect to its experience managing accounts and registered investment companies seeking to replicate the same index as the Fund.

With respect to the New Advisory Agreement, the Board also considered that the terms of the New Advisory Agreement would be substantially identical to the terms of the Current Advisory Agreement, except that the New Advisory Agreement contains a provision specifically authorizing DeIM to delegate some or all of its advisory duties to an unaffiliated sub-advisor. The Board also considered that, pursuant to the New Advisory Agreement, DeIM would supervise the sub-advisory services provided by NTI and that the delegation of such services to NTI would not relieve DeIM of its duties under the New Advisory Agreement (including, without limitation, its obligation to ensure that the Fund’s assets are managed in accordance with the Fund’s prospectus).

Based on the foregoing, the Board of Trustees, including all of the Independent Trustees, unanimously determined to recommend that shareholders vote ‘FOR’ the approval of the New Advisory Agreement detailed in Proposal I and ‘FOR’ the New Sub-Advisory Agreement detailed in this Proposal II.

VOTE REQUIRED

Approval of Proposal I with respect to the New Advisory Agreement and Proposal II with respect to the New Sub-Advisory Agreement each requires the affirmative vote of a “majority“ of the outstanding shares of those series of the Trust entitled to vote on these matters, i.e., in this instance, the Fund. “Majority“ (as defined in the 1940 Act) means (as of the Record Date) the lesser of (a) 67% or more of the shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund). Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposals I and II.

The Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund’s meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

SHAREHOLDERS’ REQUEST FOR SPECIAL MEETING

Shareholders holding at least [10]% of the Fund’s outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Trustee of the Fund. Meetings of shareholders for any other purpose also shall be called by the Board of Trustees when requested in writing by shareholders holding at least 10% of the shares then outstanding.

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS, INC. AT  1-866-665-4743.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, OR FOLLOW THE INSTRUCTIONS  FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED PROXY.

By Order of the Board of Trustees,

John Millette, Secretary

February    , 2003

EXHIBIT A

SHARES OUTSTANDING AS OF RECORD DATE

Class	Number of Shares Outstanding
Class A	836,927.3730
Class B	1,076,240.3380
Class C	383,268.1130
Class S	3,569,509.3940
Class AARP	347,650.5190

A-1

EXHIBIT B

5% SHAREHOLDERS

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent Ownership of Outstanding Shares
%
%
%
%

B-1

EXHIBIT C

Fund (Fiscal Year)	Date of Current Advisory Agreement	Date Last Approved by the Fund’s
		Trustees	Shareholders*
Scudder Select 500 Fund (2/28/02)	4/05/02	[ / /02]	3/28/02

*	Approved because the sale of Zurich Scudder Investments Management, Inc. (now DeIM) to Deutsche Bank would terminate the then-current investment management agreement.

C-1

EXHIBIT D

FORM OF INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made as of the      day of                     , 200   by and between VALUE EQUITY TRUST, a Massachusetts business trust (the “Trust”), and DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC., a Delaware corporation (the “Advisor”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of several series of shares, each having its own investment policies;

WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide investment advisory services for the series listed in Exhibit A to this Agreement on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1.    Appointment of Investment Advisor.    The Trust hereby appoints the Advisor to act as the investment advisor of each series listed in Exhibit A to this Agreement (each such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with section 11, being herein referred to as “a Series”, and collectively as “the Series”). The Advisor shall manage a Series’ affairs and shall supervise all aspects of a Series’ operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising a Series’ assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give a Series the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

2.    Delivery of Documents.    The Trust has furnished the Advisor with copies properly certified or authenticated of each of the following:

(a) The Trust’s Declaration of Trust, filed with the Commonwealth of Massachusetts on October 16, 1985, and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the “Declaration of Trust”);

(b) Resolutions of the Trust’s Board of Trustees and shareholders authorizing the appointment of the Advisor and approving this Agreement;

(c) Each Series’ Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended (the “1940 Act”) (File No. [        -            ]) as

filed with the Securities and Exchange Commission (“SEC”) relating to the shares of the Trust and its series, and all amendments thereto; and

(d) Each Series’ most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called “Prospectus”).

The Trust will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

The Advisor will provide the Trust with copies of its Form ADV, including all amendments thereto, as filed with the SEC.

3.    Duties of Investment Advisor.    In carrying out its obligations under Section 1 hereof, the Advisor shall:

(a) supervise and manage all aspects of a Series’ operations, except for distribution services;

(b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of a Series;

(c) provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Trust’s principal office;

(d) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or a Series, and whether concerning the individual issuers whose securities are included in a Series portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in a Series’ portfolio;

(e) determine which issuers and securities shall be represented in a Series’ portfolio and regularly report thereon to the Trust’s Board of Trustees; and

(f) take all actions necessary to carry into effect a Series’ purchase and sale programs.

4. Portfolio Transactions.    The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for a Series and is directed to use its reasonable best efforts to obtain the best net results as described from time to time in a Series’ prospectus and statement of additional information. The Advisor will promptly communicate to the Administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Series’ prospectus and statement of additional information.

Subject to the policies established by the Board in compliance with applicable law, the Advisor may direct DB Securities, Inc. (“DB Securities”) or any of its affiliates to execute portfolio transactions for a Series on an agency basis. The commissions paid to DB Securities or any of its affiliates must be, as required by Rule 17e-1 under the 1940 Act, “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities . . . during a comparable period of time.” If the purchase or sale of securities consistent with the investment policies of a Series or one or more other accounts of the Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. DB Securities or any of its affiliates and the Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

The Trust on behalf of a Series will not deal with the Advisor or DB Securities or any of its affiliates in any transaction in which the Advisor or DB Securities or any of its affiliates acts as a principal with respect to any part of a Series’ order, except in compliance with rules of the SEC. If DB Securities or any of its affiliates is participating in an underwriting or selling group, a Series may not buy portfolio securities from the group except in accordance with policies established by the Board in compliance with rules of the SEC.

5.    Control by Board of Trustees.    Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of a Series pursuant thereto, shall at all times be subject to any applicable directives of the Board.

6.    Compliance with Applicable Requirements.    In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

(a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

(b) the provisions of the Registration Statement of the Trust on behalf of a Series under the 1933 Act and the 1940 Act;

(c) the provisions of the Declaration of Trust;

(d) any other applicable provisions of state and federal law.

7.    Expenses.    The expenses connected with the Trust on behalf of a Series shall be allocable between the Trust and the Advisor as follows:

(a) The Advisor shall furnish, at its expense and without cost to the Trust, the services of one or more officers of the Advisor, to the extent that such officers may be required by the Trust on behalf of a Series for the proper conduct of its affairs.

(b) The Trust assumes and shall pay or cause to be paid all other expenses of the Trust on behalf of a Series, including, without limitation: payments to the Trust’s distributor under the Trust’s plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of a Series’ cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Trust; brokers’ commissions chargeable to the Trust on behalf of a Series in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Trust to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and supplements thereto to the Trust’s shareholders; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or Trustee members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Trust’s shares; charges and expenses of legal counsel, including counsel to the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust and of independent certified public accountants, in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Series’ or Trust’s operation unless otherwise explicitly provided herein.

8.    Delegation of Advisory Services.    With respect to any or all Series listed in Schedule A to this Agreement, and subject to the prior approval of a majority of the members of the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, and, where required, the shareholders of the Series, the Advisor may, through a sub-advisory agreement or other arrangement, (1) delegate to a sub-adviser any or all of its duties enumerated in section 1 hereof and (2) delegate to any other company that the Advisor controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, any or all of the Advisor’s duties enumerated in section 1 hereof, and may adjust the duties of such entity, the portion of portfolio assets of the Series that such entity shall manage and the fees to be paid to such entity; provided, that with respect to the delegations, the Advisor shall continue to supervise the services provided by any such sub-adviser or any such company or employees and any such delegation shall not relieve the Advisor of any of its obligations hereunder (including without limitation the management of the Series’ assets in accordance with this Agreement).

9.    Compensation.    For the services to be rendered and the expenses assumed by the Advisor, the Trust shall pay to the Advisor monthly compensation in accordance with Exhibit A.

Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

In the event of termination of this Agreement, the advisory fee shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

In addition to the foregoing, the Advisor may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Trust on behalf of the Series for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Advisor. Any such fee reduction or undertaking may be discontinued or modified by the Advisor at any time.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

10.    Non-Exclusivity.    The services of the Advisor to the Trust on behalf of each Series are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

11.    Additional Series and Classes.    In the event that the Trust establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of shares or classes of shares, as the case may be, shall become Series and Classes under this Agreement upon approval of this Agreement by the Board with respect to the series of Shares or class of Shares and the execution of an amended Appendix A reflecting the applicable names and terms.

12.    Duration and Termination.    This Agreement, unless sooner terminated as provided herein, shall remain in effect with respect to the Trust on behalf of a Series until two years from the date first set forth above, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series, subject to the right of the Trust and the Advisor to terminate this contract as provided in this Section 12; provided, however, that if the shareholders of a Series fail to approve the Agreement as provided herein, the Advisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder.

This Agreement may be terminated as to a Series at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series on not less than 60 days’ written notice to the Advisor, or by the Advisor at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 12, the term “assignment” shall have the meaning as set forth in the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC.

13.    Limitation of Liability of the Advisor; Indemnification.

The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

14.    Notices.    Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Currently such addresses are as follows: if to the Trust, One South Street, Baltimore, Maryland 21202, if to the Advisor, 345 Park Avenue, New York, New York 10017 .

15.    Severability.    If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16.    Entire Agreement.    This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC, when applicable.

17.    Reports.    The Trust and the Advisor agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

18.     Certain Records.    Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Advisor on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

19.    Questions of Interpretation.    Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

20.    Counterparts.    This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

[SEAL]	VALUE EQUITY TRUST

Attest:	By:

Name:	Name:

Title:

[SEAL]	DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

Attest:	By:

Name:	Name:

Title:

EXHIBIT A

TO INVESTMENT ADVISORY AGREEMENT
MADE AS OF

BETWEEN

VALUE EQUITY TRUST AND DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

1. Series	2. Investment Advisory Fee
Scudder Select 500 Fund	[ ]%

EXHIBIT E

[To Come]

E-1

EXHIBIT F

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made as of the              day of            , 200   by and among             , a Delaware corporation (the “Investment Adviser”), and             , a              (the “Subadviser”).

WHEREAS,              (the “Trust”) is an open-end, management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and              (“the Fund”) is a series of the Trust;

WHEREAS, the Investment Adviser and the Subadviser are investment advisers registered under the Investment Advisers Act of 1940 (the “Advisers Act”);

WHEREAS, the Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement, dated             , 2002 with the Investment Adviser (the “Advisory Agreement”) pursuant to which the Investment Adviser has agreed to provide certain management services to the Fund;

WHEREAS, pursuant to the provisions of the Advisory Agreement, the Investment Adviser may delegate any or all of its portfolio management responsibilities under that agreement to one or more subadvisers;

WHEREAS, the Investment Adviser has selected the Subadviser to act as a sub-investment adviser of the Fund and to provide certain other services, as more fully set forth below, and the Subadviser is willing to act as such sub-investment adviser and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, the Investment Adviser, the Trust and the Subadviser agree as follows:

1.    Investment Advisory and Management Services.    Subject to and in accordance with the provisions hereof, the Investment Adviser hereby appoints the Subadviser to serve as sub-investment adviser to perform the various investment advisory and other services for the Fund set forth herein and, subject to the restrictions set forth herein, hereby delegates to the Subadviser the authority vested in the Investment Adviser pursuant to the Advisory Agreement to the extent necessary to enable the Subadviser to perform its obligations under this Agreement, and the Subadviser hereby accepts such appointment.

Subject to the supervision and control of the Investment Adviser and the Board of Trustees, the Subadviser will regularly provide the Fund with investment advice and investment management services concerning the investments of the Fund. The Subadviser will determine what securities shall be purchased, held, sold or reinvested by the Fund and what portion of the Fund’s assets shall be held uninvested in cash and cash equivalents, subject at all times to: (i) the provisions of the Trust’s Declaration of

Trust and By-laws, (ii) the requirements of the 1940 Act, and the rules and regulations thereunder, (iii) the investment objectives, policies and restrictions applicable to the Fund (including, without limitation, the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies), as each of the same shall be from time to time in effect or set forth in the Fund’s Prospectus and Statement of Additional Information, and (iv) any other investment guidelines, policies or limitations the Board of Trustees or the Investment Adviser may from time to time establish and deliver in writing to the Subadviser.

To carry out such determinations the Subadviser will exercise full discretion, subject to the preceding paragraph, and act for the Fund in the same manner and with the same force and effect as the Trust might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Subadviser will also make its officers and employees available to meet with the officers of the Investment Adviser and the Trust’s officers and Trustees on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions. In addition, the Subadviser shall, on the Subadviser’s own initiative, and as reasonably requested by the Investment Adviser, for itself and on behalf of the Fund, furnish to the Investment Adviser from time to time whatever information the Investment Adviser reasonably believes appropriate for this purpose. From time to time as the Board of Trustees of the Trust or the Investment Adviser may reasonably request, the Subadviser will furnish to the Investment Adviser and Trust’s officers and to each of its Trustees, at the Subadviser’s expense, reports on portfolio transactions and reports on issuers of securities held by the Fund, all in such detail as the Trust or the Investment Adviser may reasonably request. In addition, the Subadviser shall provide advice and assistance to the Investment Adviser as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes in accordance with the process described in the Fund’s current Prospectus or Statement of Additional Information.

The Subadviser shall maintain all accounts, books and records as required of an investment adviser of a registered investment company pursuant to the 1940 Act and the rules and regulations thereunder relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed by under the 1940 Act and the rules and regulations thereunder. The Subadviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of securities transactions. The Subadviser agrees that all such records are the property of the Trust, and will be surrendered to the Trust promptly upon request. The Subadviser shall permit the Investment Adviser, the Fund’s officers and its independent public accountants to inspect and audit such records pertaining to the Fund at reasonable times during normal business hours upon due notice.

In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, except as expressly provided for herein or otherwise expressly provided or authorized in writing by the Investment Adviser, shall have no authority to act for or represent any Fund or the Trust in any way or otherwise be deemed to be an agent of any Fund, the Trust or of the Investment Adviser. If any occasion should arise in which the Subadviser gives any advice to its clients concerning the shares of the Fund, the Subadviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund. The Subadviser’s services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that the Subadviser may render investment advice, management and other services to others.

Subject to and in accordance with the provisions hereof and any direction of the Board of Trustees, the Subadviser shall vote, pursuant to procedures set forth and described to the Trustees, all proxies solicited by or with respect to issuers of securities in which the assets of the Fund may be invested from time to time.

2.    Expenses.    The Subadviser will bear its own costs of performing its obligations under this Agreement, including, but not limited to, the following: all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund.

The Subadviser will not be responsible for expenses of the Investment Adviser or the Fund, including, but not limited to, the following: the Fund’s legal, auditing and accounting expenses; expenses of maintenance of the Fund’s books and records other than those required to be maintained by the Subadviser, including computation of the Fund’s daily net asset value per share and dividends; interest, taxes, governmental fees and membership dues incurred by the Fund; fees of the Fund’s custodians, transfer agents, registrars or other agents; expenses of preparing the Fund’s share certificates; expenses relating to the redemption or repurchase of the Fund’s shares; expenses of registering and qualifying Fund shares for sale under applicable federal and state laws; expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to Fund investors (except that the Subadviser will be responsible for costs associated with reprints of or supplements to such documents necessitated solely by actions involving the Subadviser, including, without limitation, a change of control of the Subadviser or any change in the portfolio manager or managers assigned by the Subadviser to manage the Fund); cost of Fund stationery; costs of Trustee, shareholder and other meetings of the Trust or Fund (except that the Subadviser will be responsible for costs associated with any shareholder meeting, proxy solicitation or proxy statement or information statement, in each case, to the extent necessitated by actions or events involving the Subadviser, including, without limitation, a change of control of the Subadviser); traveling expenses of officers, Trustees and employees of the Trust or Fund; fees of the Trust’s Trustees and salaries of any officers or employees of the Trust or Fund; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Trust or Fund and their officers and Trustees.

Compensation of Subadviser.    As compensation for all investment advisory and management services to be rendered hereunder, the Investment Adviser will pay the Subadviser an annual fee from its fee, computed daily and paid monthly in arrears, which varies in accordance with the net asset value of the Fund. The annual subadvisory fee is expressed as a percent of the average daily net assets of the Fund as follows:

Average Daily Net Asset Level	Annual Fee Rate
$0 to $ million	%
above $ million to $ million	%
above $ million to $ million	%
above $ million	%

For any period less than a full fiscal month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full fiscal month. The Subadviser’s fee shall be payable solely by the Investment Adviser from its fee as investment adviser. The Fund shall have no responsibility for such fee.

For purposes hereof, the value of net assets of the Fund shall be computed as required by the 1940 Act and in accordance with any procedures approved by the Board of Trustees for the computation of the value of the net assets of the Fund in connection with the determination of net asset value of its shares. On any day that the net asset value determination is suspended as specified in the Fund’s Prospectus, the net asset value for purposes of calculating the advisory fee shall be calculated as of the date last determined.

3.    Obligations of the Investment Adviser.

a.  The Investment Adviser shall provide (or cause the Trust’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the Fund, cash requirements and cash available for investment in the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder.

b.  The Investment Adviser has furnished the Subadviser copies of the Fund’s Prospectus and Statement of Additional Information, provisions of the Trust’s Declaration of Trust and bylaws that are relevant to the services contemplated by this Agreement, and all investment guidelines, policies or limitations the Board of Trustees or the Investment Adviser has from time to time established that are applicable to the Fund, and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective.

4.    Brokerage Transactions.    Subject to the provisions of this Section 4 and absent instructions from the Investment Adviser or the Trust, the Subadviser will have full discretionary authority to place orders for the purchase and sale of securities for the account of the Fund with such brokers or dealers as it may select. In the selection of such brokers or dealers and the placing of such orders, the Subadviser is directed at all times to seek for the Fund the most favorable best execution and net price available. In assessing the best execution and net price available for any transaction, the Subadviser shall consider all factors its deems relevant, including without limitation, the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, the quality of research provided and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis.

It is also understood, however, that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at higher commissions to the Fund than another broker may have charged. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers upon a good faith determination that the commission paid is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, subject to applicable laws and regulations and review and direction by the Investment Adviser and the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice. The Subadviser shall provide such information as the Investment Adviser or the Trustees shall from time to time request concerning the commissions paid by the Fund and research and other services provided to the Subadviser by brokers executing transactions on behalf of the Fund.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Subadviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Subadviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

Notwithstanding the foregoing, the Subadviser agrees that the Investment Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or brokers and dealers through or with which portfolio transactions on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with the Investment Adviser. The Subadviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Investment Adviser or the Board of Trustees, as the case may be, is so obtained. In addition, the Subadviser agrees that it shall not direct portfolio transactions for the Fund with or through the Subadviser or any broker or dealer that is an “affiliated person” of the Subadviser (as defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission) without the prior written approval of the Board of Trustees and the Investment Adviser and then only as permitted under the 1940 Act.

In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Subadviser nor any of its affiliated persons, will act as a principal in connection with the purchase or sale of investment securities by the Fund, except as permitted by applicable law and with the express written consent of the Board of Trustees and the Investment Adviser.

The Subadviser will advise the Fund’s custodian on a prompt basis of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required.

5.    Standard of Care and Liability of Subadviser.    The Subadviser will not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Subadviser, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm, or corporation shall have been selected with due care and in good faith; but nothing herein contained will be construed to protect the Subadviser against any liability to the Investment Adviser, the Fund or its shareholders by reason of: (a) the Subadviser’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s Prospectus or Statement of Additional Information or any written guidelines, policies or instruction provided in writing by the Trust’s Board of Trustees or the Investment Adviser, (b) the Subadviser’s causing the Fund to fail to satisfy the diversification or source of income requirements of Subchapter M of the Code or (c) the Subadviser’s willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

6.    Term and Termination.    This Agreement shall remain in force until                 , 200   and from year to year thereafter, but only so long as such continuance, and the continuance of the Investment Adviser as investment adviser of the Fund, is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Subadviser or the Investment Adviser of the Fund, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, upon 60 days’ written notice to the Subadviser, be terminated at any time without the payment of any penalty, (a) by the Fund, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, or (b) by the Investment Adviser. This Agreement may, upon 120 days written notice to the Trust and the Investment Adviser, be terminated at any time, without payment of any penalty, by the Subadviser. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement. In addition, the Investment Adviser shall have the right to terminate this Agreement upon immediate notice if the Subadviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser. Upon the effective date of termination of this Agreement, the Subadviser shall deliver all books and records of the Trust and the Fund to such entity as the Trust may designate as a successor subadviser, or to the Investment Adviser. [The provisions of Sections 5, 13, 14, 15, 16, 18 and 19 shall survive termination of this Agreement.]

7.    Interpretation of Terms; Captions.    In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act and the rules and regulations thereunder (including specifically the definitions of “interested person,” “affiliated person,” “assignment,” “control” and “vote of a majority of the outstanding voting securities”), shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Captions used herein are for reference only and shall not limit or otherwise affect the meaning of any provision of this Agreement.

8.    Registration Statement, Prospectus and Statement of Additional Information Concerning Subadviser; Compliance Procedures and Information.    The Subadviser has reviewed the most recent amendment to the Registration Statement of the Trust, relating to the Fund as filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the 1940 Act (File Nos.                 ; 811-                ) and the current Prospectus and Statement of Additional Information relating to the Fund, and represents and warrants that with respect to disclosure about the Subadviser or information relating directly or indirectly to the Subadviser, such Registration Statement, Prospectus and Statement of Additional Information contain, on and after the effective date thereof, no untrue statement of any material fact and do not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser shall promptly provide such information as is necessary to enable the Trust to prepare and update the Trust’s Registration Statement (and any supplement thereto) and the Fund’s financial statements, and shall notify the Trust promptly in the event any information contained therein relating to the Subadviser or the Subadviser’s management of the Fund becomes inaccurate or incomplete under applicable law. The Subadviser understands that the Trust and the Investment Adviser will rely on such information in the preparation of the Trust’s Registration Statement and the Fund’s financial statements, and hereby covenants that any such information approved by the Subadviser expressly for use in such registration and/or financial statements shall be true and complete in all material respects.

The Subadviser shall establish compliance procedures reasonably calculated to ensure compliance at all times with: all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Code; the provisions of the Registration Statement; the governing documents of the Fund and other written policies, guidelines and instructions; and any other applicable provisions of state, federal or foreign law. The Subadviser shall provide to the Investment Adviser and/or the Trustees such information as it or they may reasonably request in order to review the adequacy of the Subadviser’s compliance procedures.

The Subadviser shall maintain and enforce a Code of Ethics which in form and substance is consistent with industry norms existing from time to time. The Subadviser agrees to report to the Investment Adviser any material violations of the Code of Ethics affecting the Fund of which its senior management becomes aware. The Subadviser shall promptly notify the Investment Adviser and the Trustees upon the adoption of any material change to its Code of Ethics and provide copies thereof to the Investment Adviser and the Trustees so that the Trustees, including a majority of the Trustees who are not interested persons of the Fund, may consider approval of such change promptly after its adoption by the Subadviser. The Subadviser shall also provide the Fund with a copy of any amendments to its Code of Ethics that do not represent a material change to such Code of Ethics.

9.    Insurance.    The Subadviser shall maintain for the duration hereof, with an insurer acceptable to the Investment Adviser, a blanket bond and professional liability or errors and omissions insurance in an amount or amounts reasonably acceptable to the Investment Adviser.

10.    Representations of the Investment Adviser.    The Investment Adviser represents, warrants and agrees that:

(i)  the Investment Adviser is a corporation duly incorporated under the laws of Delaware;

(ii)  the Investment Adviser is duly registered as an investment adviser under the Advisers Act;

(iii)  the Investment Adviser has been duly appointed by the Trustees and shareholders of the Fund to provide investment services to the Fund as contemplated by the Advisory Contract;

(iv)  the execution, delivery and performance of this Agreement are within the Investment Adviser’s powers, have been and remain duly authorized by all necessary action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Investment Adviser;

(v)  no consent of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

(vi)  this agreement constitutes a legal, valid and binding obligation enforceable against the Investment Adviser.

11.    Representations of the Subadviser.    The Subadviser represents, warrants and agrees that:

(i)  the Subadviser is a              established pursuant to the laws of             ;

(ii)  the Subadviser is duly registered as an investment adviser under the Advisers Act;

(iii)  the execution, delivery and performance of this Agreement are within the Subadviser’s powers, have been and remain duly authorized by all necessary action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Subadviser;

(iv)  no consent of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

(v)  this agreement constitutes a legal, valid and binding obligation enforceable against the Subadviser.

12.    Certain Covenants of the Subadviser.    The Subadviser will promptly notify the Trust and Investment Adviser in writing of the occurrence of any event which could have a material impact on the performance of its obligations pursuant to this Agreement, including without limitation:

(i) the occurrence of any event which could disqualify the Subadviser from serving as an investment adviser of a registered investment company pursuant to the 1940 Act and the rules and regulations thereunder and the Advisers Act and the rules and regulations thereunder.

(ii) any change in the Subadviser’s overall business activities that may have a material adverse affect on the Subadviser’s ability to perform under its obligations under this Agreement;

(iii) any event that would constitute a change in control of the Subadviser or an assignment by the Subadviser of this Agreement;

(iv) any change in the portfolio manager of the Fund; and

(v) except to the extent prohibited by applicable law or order, the existence of any pending or threatened audit, investigation, complaint, examination or other inquiry relating to the Fund conducted by any state or federal governmental regulatory authority.

The Subadviser agrees that it will promptly supply the Investment Adviser with copies of any material changes to any of the documents provided by the Subadviser pursuant to Section 9 of this Agreement.

13.    Regulation.    Except to the extent prohibited by applicable law or order, the Subadviser agrees that it will immediately forward, upon receipt, to the Adviser, for itself and as agent for the Fund, any correspondence from the Securities and Exchange Commission or other regulatory authority that relates to the Fund including routine regulatory examinations or inspections. Subject to Section 18 hereof, the Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may reasonably request or require pursuant to applicable laws and regulations, and shall cooperate with the Trust and the Investment Adviser in responding to requests or investigations of such regulatory or administrative bodies or any internal investigation conducted by the Trust or the Investment Adviser.

14.    Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the                 , without giving effect to the choice of law principles thereof, except to the extent the laws of the                  are in conflict with U.S. federal law, in which event U.S. federal law will control.

15.    Entire Agreement; Amendments.    This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded, except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the Securities and Exchange Commission.

16.    Severability.    Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17.    Use of Name.    The Subadviser will not use the name of the Investment Adviser, the Trust or the Fund in any advertisement, sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to in writing by the Subadviser and the Investment Adviser.

18.    Confidentiality.    Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto (unless such information is or becomes readily ascertainable from public or published information or trade sources) and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by the Securities and Exchange Commission, other regulatory body with applicable jurisdiction, or the Fund’s auditors, or in the opinion of its counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.

19.    Notices.    Any notice under this Agreement shall be delivered, mailed or faxed to the addresses or fax numbers set forth below, as the case may be, or such other address or number as any party may specify in writing to the others:

If to the Investment Adviser:

Name: Deutsche Investment Management Americas Inc.
Address:
Attn: President
Tel:
Fax:

If to the Subadviser:

Name:
Address:
Attn:
Tel:
Fax:

If delivered, such notices shall be deemed given upon receipt by the other party or parties. If mailed, such notices shall be deemed given seven (7) days after being mailed. If faxed, notices shall be deemed given on the next business day after confirmed transmission to the correct fax number.

20.    Execution in Counterparts.    This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

[INVESTMENT ADVISER]

By:

Its:

[SUBADVISER]

By:

Its:

EXHIBIT G

INVESTMENT COMPANIES ADVISED OR SUBADVISED BY DeIM

Funds with similar investment objectives	Total Assets as of September 30, 2002	Contractual Advisory Fees
	$	[	]%

G-1

EXHIBIT H

PRINCIPAL OCCUPATIONS OF EACH DIRECTOR AND  PRINCIPAL EXECUTIVE OFFICER OF DeIM

The names and principal occupations of the current directors and executive officers of DeIM are set forth below. The business address of Mss. Flickinger and Thomas and Messrs. Hughes, Schiebler and Rice is 280 Park Avenue, New York, New York 10017; the business address of Messrs. Bratt, Butterly, Eggers and Kim is 345 Park Avenue, New York, New York 10154; the business address of Mr. von Girsewald is Taunusanlage 12, Frankfurt 60325, Germany; and the business address of Ms. Wondrack is Two International Place, Boston, Massachusetts 02110.

Name	Principal Occupation

Deborah Flickinger	Director

Thomas Hughes	Director

William N. Shiebler	Director and Chairman

Philipp Freiherr von Girsewald	Director

Thomas F. Eggers	President and Chief Executive Officer

Nicholas Bratt	Corporate Vice President

William G. Butterly, III	General Counsel, Chief Legal Officer and Secretary

Linda J. Wondrack	Chief Compliance Officer

Gwyn Thomas	Treasurer

Joseph Rice	Assistant Treasurer

John H. Kim	Assistant Secretary

H-1

EXHIBIT I

INVESTMENT COMPANIES ADVISED OR SUBADVISED BY NTI

Funds With Similar Investment Objectives	Total Assets as of September 30, 2002	Contractual Advisory Fees
Northern Small Cap Index Fund	$232,564,558.87	0.60	%(1)
Northern Stock Index Fund	$329,356,336.55	0.50	%(2)
Northern Institutional International Equity	$67,469,124.99	0.35	%(3)
Index Portfolio
Northern Institutional Small Company	$160,297,980.74	0.30	%(4)
Index Portfolio
Northern Institutional Equity Index	$576,714,451.44	0.20	%(5)
Portfolio
Northern Institutional U.S. Treasury Index	$55,156,275.50	0.30	%(6)
Portfolio
UMB Scout Equity Index Fund	$36,857,938.00	0.08	%(7)
AB Funds Trust Equity Index Fund	$286,164,921.93	0.04	%(8)

(1)	0.50% after fee waivers.
(2)	0.40% after fee waivers.
(3)	0.25% after fee waivers.
(4)	0.20% after fee waivers.
(5)	0.10% after fee waivers.
(6)	0.15% after fee waivers.
(7)	$40,000 annual minimum subadvisory fee.
(8)	Subadvisory fees are subject to the following breakpoints: 0.04% on the first $100 million of assets, 0.02% on the next $250 million of assets, 0.01% on the next $400 million of assets and 0.005% on assets in excess of $750 million. NTI also receives a separate fee from the fund for monitoring and equitizing cash balances at the rate of 0.12% on the first $50 million, 0.06% on the next $250 million and 0.02% on the aggregated daily notional value of future contracts with the fund.

I-1

EXHIBIT J

PRINCIPAL OCCUPATIONS OF EACH DIRECTOR AND
PRINCIPAL EXECUTIVE OFFICER OF NTI

Set forth below is information concerning the principal executive officer and each director of Northern Trust Investments, Inc. The business address of each such person is 50 South LaSalle Street, Chicago, IL 60675.

Name and Position with Northern Trust Investments, Inc.	Principal Occupation
Stephen B. Timbers Chairman, President & Chief Executive Officer	President, Northern Trust Global Investments, and Executive Vice President, Northern Trust Corporation and The Northern Trust Company
Judy M. Bednar Director and Senior Vice President	Senior Vice President Northern Trust Investments, Inc.
Carl J. Domino Director & Senior Vice President	Senior Vice President Northern Trust Investments, Inc.
Orie Leslie Dudley, Jr. Director and Executive Vice President	Executive Vice President and Chief Investment Officer, Northern Trust Corporation and The Northern Trust Company
Perry R. Pero Director	Vice Chairman and Chief Financial Officer, Northern Trust Corporation and The Northern Trust Company
Stephen N. Potter Director & Senior Vice President	Senior Vice President The Northern Trust Company
Alan W. Robertson Director & Senior Vice President	Senior Vice President Northern Trust Investments, Inc.
Kevin J. Rochford Director & Senior Vice President	Senior Vice President Northern Trust Investments, Inc.
Peter L. Rossiter Director	President—Corporate and Institutional Services Northern Trust Corporation and The Northern Trust Company
Terence J. Toth Director & Senior Vice President	Executive Vice President The Northern Trust Company
Frederick H. Waddell Director	Executive Vice President The Northern Trust Company
Lloyd A. Wennlund Director and Senior Vice President	Senior Vice President Northern Trust Investments, Inc.

J-1

For more information please call your Fund’s information agent, Georgeson
Shareholder Communications, Inc., at 1-866-665-4743.

FORM OF PROXY CARD
MUTUAL FUND SERVICES—LEGAL DEPARTMENT
[Code]

One South Street
Baltimore, Maryland 21202-3220
To vote by Telephone

1)	Read the Proxy Statement and have the Proxy card below at hand.
2)	Call .
3)	Enter the -digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1)	Read the Proxy Statement and have the Proxy card below at hand.
2)	Go to Website www. .com.
3)	Enter the -digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:
Value Equity Trust
Scudder Select 500 Fund

Two International Place
Bpston, Massachusetts 02110-4103

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
    [4:00] p.m. Eastern time,
on March 17, 2003

The undersigned hereby appoints Daniel O. Hirsch, Phillip J. Collora, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the ‘Special Meeting’), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposal I and Proposal II. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS I AND II.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

KEEP THIS PORTION FOR YOUR RECORDS.
TO VOTE BY MAIL, DETACH AND RETURN THIS PORTION ONLY.
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

[NAME OF FUND]

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Proposals

I.      Approval of a New Advisory Agreement with Deutsche Investment Management Americas Inc.

FOR   ☐     AGAINST   ☐     ABSTAIN   ☐

II.    Approval of a New Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Northern Trust Investments, Inc.

FOR   ☐     AGAINST   ☐     ABSTAIN   ☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting Receipt of the Notice and the Proxy Statement, dated February , 2003, is hereby acknowledged.

Signature (Please sign within box)	Date	Signature (Joint Owners)	Date

2